UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 2, 2008

eMagin Corporation
(Exact name of registrant as specified in its charter)

Delaware	000-24757	56-1764501
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

10500 N.E. 8th Street, Suite 1400, Bellevue, WA 98004
(Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code (425)-749-3600

Copies to:
Richard A. Friedman, Esq.
Sichenzia Ross Friedman Ference LLP
61 Broadway, 32nd Floor
New York, New York 10006
Phone: (212) 930-9700
Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On April 2, 2008, eMagin Corporation (the “Company”) entered into a Securities Purchase Agreement, pursuant to which it sold to certain qualified institutional buyers and accredited investors (the “Investors”) an aggregate of 1,586,539 shares of the Company’s common stock, par value $0.001 per share (the “Shares”), and warrants to purchase an additional 793,273 shares of common stock, for an aggregate purchase price of $1,650,000. The purchase price of the common stock was $1.04 per share and the strike price of the corresponding warrant was $1.30 per share. The warrants expire April 2, 2013.

The Company entered into a Registration Rights Agreement with the Investors to register the resale of the Shares sold in the offering and the shares of common stock issuable upon exercise of the warrants.  Subject to the terms of the Registration Rights Agreement, the Company is required to file a registration statement on Form S-1 with the Securities and Exchange Commission (the “SEC”) within 45 days of the closing, to use its best efforts to cause the registration statement to be declared effective under the Securities Act of 1933 (the “Act”) as promptly as possible after the filing thereof, but in no event later than 90 days after the filing date and no later than 120 days after the filing date (in the event of SEC review of the registration statement).

The Company claims an exemption from the registration requirements of the Act for the private placement of these securities pursuant to Section 4(2) of the Act and/or Regulation D promulgated thereunder since, among other things, the transaction did not involve a public offering, the investors were accredited investors and/or qualified institutional buyers, the investors had access to information about the company and their investment, the investors took the securities for investment and not resale, and the Company took appropriate measures to restrict the transfer of the securities.

Item 3.02 Unregistered Sales of Equity Securities.

See Item 1.01 above.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial statements of business acquired.

Not applicable.

(b)	Pro forma financial information.

Not applicable.

(c)	Exhibits.

Exhibit Number	Description
4.1	Form of Common Stock Purchase Warrant of the Company.
99.1	Securities Purchase Agreement dated April 2, 2008, by and among the Company and the investors named on the signature pages thereto.
99.2	Registration Rights Agreement dated April 2, 2008, by and among the Company and the investors named on the signature pages thereto.
99.3	Press Release of the Company dated April 4, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

eMagin Corporation

Date: April 4, 2008	By:	/s/ Michael D. Fowler Michael D. Fowler
Interim Chief Financial Officer

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